UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

Agenus inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Forbes Road Lexington, MA 02421
(Address of principal executive offices, including zip code)

(781) 674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	AGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2022, Agenus Inc. (the “Company”) entered into an Amendment to Notes, Termination of Warrants and Sale of New Warrants (the “Amendment”) with existing noteholders, pursuant to which the Company:

•
extended the maturity date of the $13.0 million senior subordinated promissory notes previously issued by the Company to such noteholders in 2015 (the “2015 Notes”) by two years from February 20, 2023 to February 20, 2025;
•
terminated the warrants held by such noteholders to purchase 1,300,000 shares of the Company’s common stock previously issued in 2015;
•
terminated the warrants held by such noteholders to purchase 650,000 shares of the Company’s common stock previously issued in 2020; and
•
issued to such noteholders new warrants to purchase 1,300,000 shares of the Company’s common stock that will expire February 20, 2026 and issued new warrants to purchase 650,000 shares of the Company’s common stock that will expire February 20, 2028, all such warrants having an exercise price of $2.84 per share, which represented a 15% premium over the 30-day average trailing closing price of the Company’s common stock for the period ending November 9, 2022, and (the “New Warrants”).

The foregoing description of the Amendment and the New Warrants do not purport to be complete and are qualified in their entirety by reference to the text of the Amendment and the forms of New Warrants. The Amendment will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the forms of New Warrants are attached as exhibit 4.1 and 4.2 hereto.

A brief description of the other terms and conditions of the 2015 Notes can be found in Item 2.03 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 26, 2015 and such brief description is incorporated by reference herein.

The securities issued in connection with the Amendment were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Neither the New Warrants nor the underlying shares of common stock have been registered under the Securities Act. Neither the New Warrants nor such underlying shares of common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. No commission or other remuneration was paid or given directly or indirectly for soliciting such issuance.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

4.1 Form of 2022 A Warrant.

4.2 Form of 2022 B Warrant.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2022 AGENUS INC.

By: /s/ Christine M. Klaskin

Christine M. Klaskin

VP, Finance